SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 21, 2009

GE Capital Credit Card Master Note Trust
RFS Holding, L.L.C.
GE Money Bank

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware

(State or other jurisdiction

of incorporation)

333-107495, 333-130030, 333-144945	57-1173164
333-107495-02, 333-130030-01, 333-144945-01	20-0268039
(Commission file numbers for Registrant	(Registrants’ I.R.S. Employer Identification Nos.
and Issuing Entity, respectively)	for Registrant and Issuing Entity, respectively)

c/o General Electric Capital Corporation
901 Main Avenue
Norwalk, CT	06851
(Address of principal executive offices)	(Zip code)

(203) 585-6669

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements

Issuance of Series 2009-3 Notes

On September 21, 2009, GE Capital Credit Card Master Note Trust issued $750,000,000 of Series 2009-3 Class A Asset Backed Notes (the “Class A Notes”), $120,000,000 of Series 2009-3 Class B Asset Backed Notes (the “Class B Notes”) and $82,500,000 of Series 2009-3 Class C Asset Backed Notes (the “Class C Notes”), described in a Prospectus Supplement dated September 14, 2009 to a Prospectus dated September 14, 2009.

Use of Proceeds — Series 2009-3

The public offering of the Class A Notes was made under the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-144945) filed with the Securities and Exchange Commission on July 27, 2007 (as amended by pre-effective amendment no. 1 on August 24, 2007) and declared effective on September 5, 2007.

The public offering of the Class A Notes terminated on September 21, 2009 upon the sale of all of the Class A Notes. An affiliate of the depositor purchased all of the Class B Notes and the Class C Notes.  No underwriting discount was paid to the underwriter with respect to the Class B Notes and the Class C Notes purchased by such affiliate.  The underwriter of the Class A Notes was Banc of America Securities LLC.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Class A Notes with respect to underwriting commissions and discounts was $1,500,000 for the Class A Notes.  After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes are $748,448,550. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,000,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $747,448,550. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to RFS Holding, L.L.C., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from GE Money Bank (“Money Bank”), an affiliate of RFS Holding, L.L.C., and to repay intercompany indebtedness owed by RFS Holding, L.L.C. to RFS Holding, Inc., another affiliate, which indebtedness was incurred primarily to finance prior purchases of credit card receivables from Money Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Item 9.01 Financial Statements and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits:

Exhibit
Number	Document Description

4.1	Series 2009-3 Indenture Supplement, dated as of September 21, 2009, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RFS Holding, L.L.C., as depositor

By:	/s/ Ravi Ramanujam
	Name:	Ravi Ramanujam
	Title:	Vice President

Dated:  September 21, 2009